UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 9, 2001

HARKEN ENERGY CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-10262	95-2841597
(STATE OF INCORPORATION)	COMMISSION FILE NO.)	(IRS EMPLOYER
IDENTIFICATION NO.)

16285 PARK TEN PLACE, SUITE 600
HOUSTON, TEXAS 77084
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 717-1300

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 - Slide presentation to be posted on Harken Energy Corporation's website on August 9, 2001.

ITEM 9. REGULATION FD DISCLOSURE

          On August 9, 2001, Harken Energy Corporation posted on the Harken Energy Corporation website a slide presentation, attached hereto as Exhibit 99.1.

          Certain information in this Form 8-K and in the presentation regarding future expectations and plans may be regarded as "forward looking statements" within the meaning of the Securities Litigation Reform Act. They are subject to various risks, such as the inherent uncertainties in interpreting engineering data related to underground accumulations of oil and gas, timing and capital availability, discussed in detail in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2000. Actual results may vary materially.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARKEN ENERGY CORPORATION

Date: August 23, 2001	By: /s/ Larry E. Cummings

Name: Larry E. Cummings Title: Secretary

INDEX TO EXHIBIT

EXHIBIT NUMBER	DESCRIPTION

99.1 -	Slide presentation to be posted on Harken Energy Corporation's website on August 9, 2001.